SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 13, 2002

CNB FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania (State or other jurisdiction of incorporation)	2-88511 (SEC File No.)	23-2908963 (IRS Employer Identification Number)

County National Bank
1 South Second Street
PO Box 42
Clearfield, Pennsylvania 16830
(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Item 5.    Other Events

On November 13, 2002, CNB Financial Corporation accepted the resignation of Richard D. Gathagan as Director. Mr. Gathagan has served County National Bank and the Corporation as a Director since 1988.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Fianncial Statements:    None

(b)    Exhibits:    None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNB Financial Corporation

Date: November 21, 2002	By:	/s/ Joseph B. Bower, Jr. Joseph B. Bower, Jr. Treasurer